UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 4, 2004
                           ---------------------------
                                (Date of Report)


                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    333-45241                   22-3542636
       ------------                -------------               --------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


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Item 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Registrant issued on August 4, 2004, a press release announcing that the exclusive right to negotiate a license from the Registrant's wholly owned subsidiary, Elite Laboratories, Inc., for the Registrant's proprietary abuse resistance technology for oxycodone, previously granted to Purdue Pharma L.P., has lapsed and as a result Registrant's intention to resume negotiations as to a license with other companies.

         A copy of Registrant's press release is attached as Exhibit 99.1.

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

             99.1.  Press Release, dated August 4, 2004









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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: August 4, 2004

                                           ELITE PHARMACEUTICALS, INC.


                                           By: /s/ Bernard Berk
                                               ---------------------------------
                                               Name:  Bernard Berk
                                               Title: Chief Executive Officer